SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: May 30, 2007

(date of earliest event reported)

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC. (as depositor under the Pooling and Servicing Agreement, relating to the MASTR Adjustable Rate Mortgages Trust 2007-3 Mortgage Pass-Through Certificates, Series 2007-3)

MASTR ADJUSTABLE RATE MORTGAGES TRUST 2007-3
(Exact name of Issuing Entity as specified in its charter)

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
(Exact name of Depositor as specified in its charter)

UBS REAL ESTATE SECURITIES INC.
(Exact name of Sponsor as specified in its charter)
MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
(Exact name of Registrant as specified in its charter)
Delaware	333-130373-25	06-1204982
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1285 Avenue of the Americas New York, New York 10019
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 713-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

The Registrant registered issuances of its MASTR Adjustable Rate Mortgages Trust 2007-3, Mortgage Pass-Through Certificates, Series 2007-3 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-130373) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant offered $2,569,967,000 aggregate principal amount of Class 1-1A1, Class 1-1A2, Class 1-2A1, Class 1-2A2, Class 1-AIO, Class 1-A3, Class 1-M1, Class 1-M2, Class 1-M3, Class 1-M4, Class 1-M5, Class 2-1A1, Class 2-1A2, Class 2-2A1, Class 2-2A2, Class 2-2A3, Class 2-2A4, Class 2-2A5, Class 2-2A6, Class 2-AIO, Class 2-M1, Class 2-M2, Class 2-M3, Class 2-M4, Class 2-M5, Class 2-M6, Class 2-M7 and Class 2-M8 Certificates of its MASTR Adjustable Rate Mortgages Trust 2007-3, Mortgage Pass-Through Certificates, Series 2007-3 on May 15, 2007.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated February 26, 2007, as supplemented by the Prospectus Supplement dated May 14, 2007 (the “Prospectus Supplement”), to file a copy of the Pooling and Servicing Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a Pooling and Servicing Agreement (the “Agreement”), attached hereto as Exhibit 4.1, dated as of April 1, 2007, among Mortgage Asset Securitization Transactions, Inc., in its capacity as depositor (the “Depositor”), UBS Real Estate Securities Inc., as transferor (the “Transferor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”), as trust administrator (in such capacity, the “Trust Administrator”) as custodian (in such capacity, the “Custodian”) and as credit risk manager (in such capacity, the “Credit Risk Manager”), and U.S. Bank National Association, as trustee (the “Trustee”).  The Certificates consist of the following classes: Class 1-1A1, Class 1-1A2, Class 1-2A1, Class 1-2A2, Class 1-AIO, Class 1-A3, Class 1-M1, Class 1-M2, Class 1-M3, Class 1-M4, Class 1-M5, Class 2-1A1, Class 2-1A2, Class 2-2A1, Class 2-2A2, Class 2-2A3, Class 2-2A4, Class 2-2A5, Class 2-2A6, Class 2-AIO, Class 2-M1, Class 2-M2, Class 2-M3, Class 2-M4, Class 2-M5, Class 2-M6, Class 2-M7, Class 2-M8, Class 1-C, Class 1-1P, Class 1-2P, Class 1-R, Class 1-RX, Class 2-C, Class 2-1P, Class 2-2P, Class 2-R and Class 2-RX Certificates.  The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of two groups of loans: one group of certain adjustable-rate loans secured by first liens on Mortgaged Properties with an aggregate outstanding principal balance of $1,757,619,751 as of April 1, 2007 (the “Group 1 Loans”) and one group of adjustable-rate loans secured by first liens on Mortgaged Properties with an aggregate outstanding principal balance of $825,261,657 as of April 1, 2007 (the “Group 2 Loans,” and together with the Group 1 Loans, the “Mortgage Loans”).  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Agreement.

Item 9.01.  Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

4.1

Pooling and Servicing Agreement, dated as of April 1, 2007, by and among the Depositor, the Transferor, the Master Servicer, the Trust Administrator, the Custodian, the Credit Risk Manager and the Trustee.

99.1

Mortgage Loan Purchase Agreement, dated as of April 1, 2007, between the Depositor and the Transferor.

99.2

Mortgage Loan Purchase and Servicing Agreement (the “Countrywide Servicing Agreement”), dated as of November 1, 2001, among the Transferor, as purchaser, and Countrywide Home Loans, Inc., as seller and servicer (“Countrywide”).

99.3

Amendment Number One to the Countrywide Servicing Agreement, dated as of November 15, 2002, between the Transferor and Countrywide.

99.4

Amendment Number Two to the Countrywide Servicing Agreement, dated as of August 1, 2003, between the Transferor and Countrywide.

99.5

Amendment Number Three to the Countrywide Servicing Agreement, dated as of November 1, 2003, between the Transferor and Countrywide.

99.6

Amendment Number Four to the Countrywide Servicing Agreement, dated as of June 22, 2004, between the Transferor and Countrywide.

99.7

Amendment Number Five to the Countrywide Servicing Agreement, dated as of November 11, 2004, between the Transferor and Countrywide.

99.8

Amendment Reg AB to the Countrywide Servicing Agreement, dated as of March 1, 2006, between the Transferor and Countrywide.

99.9

Amendment Number Seven to the Countrywide Servicing Agreement, dated as of August 1, 2006, between the Transferor and Countrywide.

99.10

Assignment, Assumption and Recognition Agreement, dated as of May 15, 2007, by and among the Transferor, as assignor, the Depositor, as assignee,  the Trustee, Countrywide Home Loans Servicing LP and Countrywide.

99.11

Master Loan Purchase and Servicing Agreement (the “IndyMac Servicing Agreement”), dated as of September 1, 2006, among the Transferor, as initial purchaser, and IndyMac Bank, F.S.B., as seller and servicer (“IndyMac”).

99.12

Amendment Number One to the IndyMac Servicing Agreement, dated as of March 1, 2007, between the Transferor and IndyMac.

99.13

Assignment, Assumption and Recognition Agreement, dated as of May 15, 2007, by and among the Transferor, as assignor, the Depositor, as assignee and IndyMac, as the company.

99.14

The Group 1 Cap Contract, dated as of May 15, 2007, between Swiss Re Financial Products Corporation, as cap provider (the “Cap Provider”), and Wells Fargo Bank, N.A., not individually but solely as trustee of the Supplemental Interest Trust for MASTR Adjustable Rate Mortgages Trust 2007-3 (the “Supplemental Interest Trust Trustee”).

99.15

The Group 1 Basis Risk Cap Contract, dated as of May 15, 2007, between the Cap Provider and the Supplemental Interest Trust Trustee.

99.16

The Group 2 Cap Contract, dated as of May 15, 2007, between the Cap Provider and the Supplemental Interest Trust Trustee.

99.17

The Group 2 Basis Risk Cap Contract, dated as of May 15, 2007, between the Cap Provider and the Supplemental Interest Trust Trustee.

99.18

The Class 2-2A3 Basis Risk Cap Contract, dated as of May 15, 2007, between the Cap Provider and the Supplemental Interest Trust Trustee.

99.19

The Credit Support Annex, dated as of May 15, 2007, between the Cap Provider and the Supplemental Interest Trust Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MORTGAGE ASSET SECURITIZATION

TRANSACTIONS, INC.

By: /s/ Lima Ekram

Name:

Lima Ekram

Title:

Director

By: /s/ Adrian Wu

Name:

Adrian Wu

Title:

Director

Dated:  May 30, 2007

Exhibit Index

Exhibit No.

4.1

Pooling and Servicing Agreement, dated as of April 1, 2007, by and among the Depositor, the Transferor, the Master Servicer, the Trust Administrator, the Custodian, the Credit Risk Manager and the Trustee.

99.1

Mortgage Loan Purchase Agreement, dated as of April 1, 2007, between the Depositor and the Transferor.

99.2

Mortgage Loan Purchase and Servicing Agreement (the “Countrywide Servicing Agreement”), dated as of November 1, 2001, among the Transferor, as purchaser, and Countrywide Home Loans, Inc., as seller and servicer (“Countrywide”).

99.3

Amendment Number One to the Countrywide Servicing Agreement, dated as of November 15, 2002, between the Transferor and Countrywide.

99.4

Amendment Number Two to the Countrywide Servicing Agreement, dated as of August 1, 2003, between the Transferor and Countrywide.

99.5

Amendment Number Three to the Countrywide Servicing Agreement, dated as of November 1, 2003, between the Transferor and Countrywide.

99.6

Amendment Number Four to the Countrywide Servicing Agreement, dated as of June 22, 2004, between the Transferor and Countrywide.

99.7

Amendment Number Five to the Countrywide Servicing Agreement, dated as of November 11, 2004, between the Transferor and Countrywide.

99.8

Amendment Reg AB to the Countrywide Servicing Agreement, dated as of March 1, 2006, between the Transferor and Countrywide.

99.9

Amendment Number Seven to the Countrywide Servicing Agreement, dated as of August 1, 2006, between the Transferor and Countrywide.

99.10

Assignment, Assumption and Recognition Agreement, dated as of May 15, 2007, by and among the Transferor, as assignor, the Depositor, as assignee,  the Trustee, Countrywide Home Loans Servicing LP and Countrywide.

99.11

Master Loan Purchase and Servicing Agreement (the “IndyMac Servicing Agreement”), dated as of September 1, 2006, among the Transferor, as initial purchaser, and IndyMac Bank, F.S.B., as seller and servicer (“IndyMac”).

99.12

Amendment Number One to the IndyMac Servicing Agreement, dated as of March 1, 2007, between the Transferor and IndyMac.

99.13

Assignment, Assumption and Recognition Agreement, dated as of May 15, 2007, by and among the Transferor, as assignor, the Depositor, as assignee and IndyMac, as the company.

99.14

The Group 1 Cap Contract, dated as of May 15, 2007, between Swiss Re Financial Products Corporation, as cap provider (the “Cap Provider”), and Wells Fargo Bank, N.A., not individually but solely as trustee of the Supplemental Interest Trust for MASTR Adjustable Rate Mortgages Trust 2007-3 (the “Supplemental Interest Trust Trustee”).

99.15

The Group 1 Basis Risk Cap Contract, dated as of May 15, 2007, between the Cap Provider and the Supplemental Interest Trust Trustee.

99.16

The Group 2 Cap Contract, dated as of May 15, 2007, between the Cap Provider and the Supplemental Interest Trust Trustee.

99.17

The Group 2 Basis Risk Cap Contract, dated as of May 15, 2007, between the Cap Provider and the Supplemental Interest Trust Trustee.

99.18

The Class 2-2A3 Basis Risk Cap Contract, dated as of May 15, 2007, between the Cap Provider and the Supplemental Interest Trust Trustee.

99.19

The Credit Support Annex, dated as of May 15, 2007, between the Cap Provider and the Supplemental Interest Trust Trustee.